Exhibit 10.7


                                                                  EXECUTION COPY

                        EAGLE SUPPLY, INC., AS BORROWER

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                          LOAN AND SECURITY AGREEMENT

                         Dated as of December 23, 1994

                                   $7,500,000

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                   BARCLAYS BUSINESS CREDIT, INC., AS LENDER

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                               TABLE OF CONTENTS                            Page
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SECTION 1. CREDIT FACILITY ...................................................1
    1.1  Revolving Credit Loans 1

SECTION 2. INTEREST, FEES AND CHARGES ........................................2
    2.1  Interest ............................................................2
    2.2  Closing Fee .........................................................3
    2.3  Collateral Monitoring Fee ...........................................3
    2.4  Unused Availability Fee .............................................3
    2.5  Audit and Appraisal Fees ............................................3
    2.6  Capital Adequacy Charge .............................................3
    2.7  Reimbursement of Expenses ...........................................4
    2.8  Bank Charges ........................................................5
    2.9  Collection Charges ..................................................5

SECTION 3. LOAN ADMINISTRATION ...............................................5
    3.1  Manner of Borrowing Revolving Credit Loans ..........................5
    3.2  Payments ............................................................7
    3.3  Mandatory Prepayments ...............................................8
    3.4  Application of Payments and Collections .............................8
    3.5  All Loans to Constitute One Obligation ..............................8
    3.6  Loan Account ........................................................9
    3.7  Statements of Account ...............................................9

SECTION 4. TERM AND TERMINATION ..............................................9
    4.1  Term of Agreement ...................................................9
    4.2  Termination .........................................................9

SECTION 5. SECURITY INTERESTS ...............................................10
    5.1  Security Interest in Collateral ....................................10
    5.2  Lien Perfection; Further Assurances ................................11
    5.3  Lien on Equipment ..................................................11

SECTION 6. COLLATERAL ADMINISTRATION ........................................11
    6.1  Location of Collateral .............................................11
    6.2  Insurance of Collateral ............................................11
    6.3  Protection of Collateral ...........................................12
    6.4  Administration of Accounts .........................................12
    6.5  Administration of Inventory ........................................14
    6.6  Records and Schedules of Equipment .................................14
    6.7  Payment of Charges .................................................14

SECTION 7. REPRESENTATIONS AND WARRANTIES ...................................14
    7.1  General Representations and Warranties .............................14
    7.2  Continuous Nature of Representations and Warranties ................19
    7.3  Survival of Representations and Warranties .........................20




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SECTION 8. COVENANTS AND CONTINUING AGREEMENTS ..............................20
    8.1  Affirmative Covenants ..............................................20
    8.2  Negative Covenants .................................................22

SECTION 9. CONDITIONS PRECEDENT .............................................25
    9.1  Documentation ......................................................25
    9.2  No Default .........................................................25
    9.3  Other Loan Documents ...............................................25
    9.4  Adjusted Availability ..............................................25
    9.5  No Litigation ......................................................26

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT ...............26
   10.1  Events of Default ..................................................26
   10.2  Acceleration of the Obligations ....................................28
   10.3  Other Remedies .....................................................28
   10.4  Remedies Cumulative; No Waiver .....................................29

SECTION 11. MISCELLANEOUS ...................................................30
   11.1  Power of Attorney ..................................................30
   11.2  Indemnity ..........................................................31
   11.3  Modification of Agreement; Sale of Interest ........................31
   11.4  Severability .......................................................31
   11.5  Successors and Assigns .............................................31
   11.6  Cumulative Effect; Conflict of Terms ...............................31
   11.7  Execution in Counterparts ..........................................32
   11.8  Notice .............................................................32
   11.9  Lender's Consent ...................................................33
  11.10  Credit Inquiries ...................................................33
  11.11  Time of Essence ....................................................33
  11.12  Entire Agreement ...................................................33
  11.13  Interpretation .....................................................33
  11.14  GOVERNING LAW; CONSENT TO FORUM ....................................33
  11.15  WAIVERS BY BORROWER ................................................34
  11.16  Parties to Act in a Commercially Reasonable Manner .................35





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                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT is made as of this 23rd day of December, 1994, by and between BARCLAYS BUSINESS CREDIT, INC. ("Lender"), a Connecticut corporation with an office at 12 East 49th Street, New York, New York 10017, and EAGLE SUPPLY, INC. ("Borrower"), a Florida corporation with its executive office and principal place of business at 1301 N. 13th Street, Tampa, Florida 33605. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

SECTION 1. CREDIT FACILITY

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) available upon Borrower's request therefor, as follows:

     1.1 Revolving Credit Loans.

          1.1.1 Loans and Reserves. Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time less reserves, if any. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory,
(iv) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by Borrower to any Person to the extent secured by a Lien (other than a Permitted Lien) on, or trust over, any Collateral of Borrower; and (vi) such other matters, events, conditions or contingencies as to which Lender, in its sole credit judgment, determines reserves should be established from time to time hereunder.

          1.1.2 Overadvances. Lender may in its sole discretion make Revolving Credit Loans to Borrower as requested by Borrower in accordance with the terms of subsection 3.1.1 hereof at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, the borrowing Base (any such loan being herein referred to individually as an "Overadvance" and collectively as "Overadvances"). All Overadvances shall be repaid on demand, shall be secured by all of the Collateral and shall bear interest as provided in this Agreement for Base Rate Loans.

          1.1.3 Use of Proceeds. The Revolving Credit Loans shall be used initially for (a) the satisfaction of existing Indebtedness of Borrower to the Parent and (b) the extension of


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a certain loan to the Parent in the approximate principal amount of $1,965,000, and thereafter for Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws.

SECTION 2. INTEREST, FEES AND CHARGES

     2.1 Interest.

          2.1.1 Rates of Interest. At Borrower's election, interest shall accrue on the principal amount of the Revolving Credit Loans outstanding at the end of each day (1) in the case of Base Rate Loans, at a fluctuating rate per annum equal to the Base Rate plus the Applicable Interest Rate Margin with respect to Base Rate Loans and (b) in the case of LIBOR Rate Loans, at the LIBOR Rate plus the Applicable Interest Rate Margin with respect to LIBOR Rate Loans. In the case of Base Rate Loans, the rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

          2.1.2 Default Rate of Interest. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to two percent (2%) above the Base Rate plus the Applicable Interest Rate Margin with respect to Base Rate Loans.

          2.1.3 Computation of Interest and Fees. Interest, fees and collection charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year consisting of three hundred and sixty (360) days.

          2.1.4 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

          2.1.5 Minimum Interest. Subject to the terms of subsection 2.1.4, in the event that payments of interest on the Loans received by Lender during the period from the Closing Date through the first anniversary thereof, or during any annual period thereafter, are less then the sum of $240,000, in the aggregate, with respect to any such period, without taking into account payments of additional interest made pursuant to subsection 2.1.2, if any, during such period, then Borrower shall pay to Lender on the first day of the month following such period, and, without duplication, on the last day of the Original Term (or on the last day of the Renewal Term then in effect, if applicable), an amount equal to the excess of $240,000 over the sum of the aggregate payments of interest received during such period.

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     2.2 Closing Fee. Borrower shall pay to Lender a closing fee of Eighteen
Thousand Seven Hundred and Fifty Dollars ($18,750), which shall be fully earned and nonrefundable on the Closing Date and shall be paid concurrently with the initial Loan hereunder.

     2.3 Collateral Monitoring Fee. Borrower shall pay to Lender each month, in arrears, on the first day of the following month, a collateral monitoring fee of $1,000, which fee shall be pro-rated for any month during which this Agreement is in effect for less than a full month.

     2.4 Unused Availability Fee. Borrower shall pay to Lender an unused availability fee, which shall be payable in arrears on the last day of each calendar month hereafter. The unused availability fee shall equal one-quarter of one percent (1/4 of 1%) per annum on the average daily amount during each month by which the Borrowing Base in effect on such day exceeds the aggregate amount of Revolving Credit Loans outstanding as of the close of business on such day; such fee shall be pro-rated for any month during which this Agreement is in effect for less than a full month.

     2.5 Audit and Appraisal Fees. Borrower shall pay to Lender audit and appraisal fees from time to time in connection with Lender's periodic audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate, plus all out-of-pocket expenses incurred by Lender in connection with such audits and appraisals. Such audit and appraisal fees shall be calculated at the rate of $500 for each member of Borrower's field examination staff engaged in any such audit and appraisal for each day during which such examination is being conducted and, absent the occurrence and continuance of an Event of Default, such audits and appraisals shall be conducted not more than three (3) times during each twelve (12) month period, commencing from the Closing Date. Audit fees shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Upon Borrower's request, Lender shall provide to Borrower in reasonable detail the back-up in support of any out-of-pocket expenses referred to herein.

     2.6 Capital Adequacy Charge. If Lender shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority (each such law, rule, regulation, request or directive a "Capital Adequacy Rule"), does or shall have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by Lender to Borrower of a written demand therefor (a "Capital Adequacy Demand"), the Borrower shall pay to Lender such additional amount or amounts (each a "Capital Adequacy Amount", it being understood that Capital Adequacy Amount may include an increase in the Applicable Interest Rate Margin) as will compensate Lender for such reduction. A certificate of Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the additional Capital Adequacy Amount or Amounts to be paid to Lender, and the method by which such Capital Adequacy Amounts were determined. In determining such Capital Adequacy Amount, Lender may use any reasonable averaging and attribution method.


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          2.6.1 Termination of Agreement following Capital Adequacy Demand. At its option, borrower may elect to terminate this Agreement following its receipt of a Capital Adequacy Demand, provided Borrower gives Lender notice of such election not more than thirty (30) days following its receipt of such Capital Adequacy Demand, and provided, further, that so long as the effective date of such termination and the payment and satisfaction in full of all Obligations occurs within one hundred and eighty (180) days form the date of such notice, Borrower shall not be obligated to pay any of the charges described in subsection 4.2.3, it being understood, however, that until such effective date of termination and the payment and satisfaction in full of all Obligations, Borrower shall continue to be obligated to pay Lender for each Capital Adequacy Amount theretofore requested by Lender pursuant to a Capital Adequacy Demand.

          2.6.2 Subsequent Change in Capital Adequacy Rules. In the event that any Capital Adequacy Rule, the adoption or change in or compliance by Lender with which shall have resulted in a Capital Adequacy Demand, shall be revised subsequent to the date of such Capital Adequacy Demand, such that, in Lender's determination, its rate of return on capital shall be improved to a level more favorable than the rate of return which, as a result of the initial change in such Capital Adequacy Rule, precipitated such Capital Adequacy Demand, then, in such event, effective promptly following such determination, provided Borrower shall not have theretofore given to Lender a notice of election to terminate in accordance with subsection 2.6.1: (i) in the case of a Capital Adequacy Demand to increase the Applicable Interest Rate Margin, Lender shall reduce the Applicable Interest Rate Margin by a percentage; and (ii) in the case of a Capital Adequacy Demand for payment of a fee or other charge, Lender shall rebate to Borrower a portion of such payment, in each case which Lender shall determine to be reasonably commensurate with the improvement in Lender's rate of return on capital caused by the subsequent revision to the Capital Adequacy Rule. Notwithstanding anything herein above to the contrary, Lender shall have no obligation whatsoever to make any such adjustment to the Borrower, at any time on or after: (i) the occurrence and continuance of an Event of Default;
(ii) the date of Borrower's notice of election to terminate in accordance with subsection 2.6.1; or (iii) the effective date of termination of this Agreement.

          2.7 Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Lender or any Participating Lender incurs reasonable legal or reasonable accounting expenses or any other reasonable costs or reasonable out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suite, proceeding or action (whether instituted by Lender, Borrower or any other Person ) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender or any Participating Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such reasonable legal and reasonable accounting expenses and other reasonable costs and reasonable out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender or to such


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Participating Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Base Rate Loans from time to time. Borrower shall also reimburse Lender for reasonable expenses incurred by the Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

     2.8 Bank Charges. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by the Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participating Lender, proceeds of Loans and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

     2.9 collection Charges. If items of payment are received by Lender at a time when there are no Loans outstanding, such items of payment shall be subject to a collection charge equal to two (2) days' interest on the amount thereof at the rate then applicable to Base Rate Loans, which collection charges shall be payable on the first Business Day of each month.

SECTION 3. LOAN ADMINISTRATION

     3.1 Manner of Borrowing Revolving Credit Loans. Borrowings under the Credit Facility established pursuant to Section 1.1 hereof shall be as follows:

          3.1.1 Loans Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower shall give Lender same day notice, no later than 11:00 A.M. (New York City time) of such day, of its intention to borrow a Base Rate Loan, and at least five (5) Business Days' prior notice of its intention to borrow a LIBOR Rate Loan, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists a Default or an Event of Default and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Lender may permit telephone requests for Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring any requests, executions of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower, and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it. Each notice of borrowing shall be irrevocable by and binding on Borrower, and if such notice requests the borrowing of a LIBOR Rate Loan, such notice shall state the Interest Period with respect thereto. Borrower, at its option, may choose Base Rate Loans or LIBOR Rate Loans, provided that any LIBOR Rate Loan shall be in a minimum amount of $1,000,000, and

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provided, further, that the right of Borrower to choose any LIBOR Rate Loan is subject to the provisions of subsection 3.1.4.

          3.1.2 Disbursement. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

          3.1.3 Authorization. Borrower hereby irrevocably authorizes Lender, in Lender's sole discretion, to advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrower to Lender hereunder.

          3.1.4 Notice of Continuation and Notice of Conversion.

          (a) Subject to the provisions of subsection 3.1.4(c), Borrower may elect to maintain any borrowing consisting of LIBOR Rate Loans, or any portion thereof, as a LIBOR Rate Loan by selecting a new Interest Period for such borrowing, which new Interest Period shall commence on the last day of the then existing Interest Period. Each selection of a new Interest Period (a "Continuation") shall be made on five (5) Business Days' prior notice, given by Borrower to Lender not later than 10:30 A.M. (New York City time) on the fifth Business Day preceding the date of any proposed Continuation. If the Borrower elects to maintain more than one borrowing consisting of LIBOR Rate Loans by combining such borrowings into one borrowing and selecting a new Interest Period pursuant to this subsection, each of the borrowings so combined shall consist of Loans having Interest Periods ending on the same date. If the Borrower shall fail to select anew Interest Period for any borrowing consisting of LIBOR Rate Loans in accordance with this subsection, such LIBOR Rate Loans will automatically convert into Base Rate Loans.

          (b) Subject to the provisions of subsection 3.1.4(c), Borrower may, on five (5) Business Days' prior notice given to Lender, convert the entire amount of or a portion of all Loans of the same Type into Loans of another Type (a "Conversion"), provided, that no Default or Event of Default shall have occurred and be continuing, and provided, further, that any Conversion of any LIBOR Rate Loans into Base Rate Loans may only be made on the last day of the Interest Period for such LIBOR Rate Loans, and upon Conversion of any Base Rate Loans into LIBOR Rate Loans, Borrower shall pay accrued interest to the date of Conversion on the principal amount converted on the first day of the following month. Each such notice shall be given not later than 10:30 A.M. (new York City time) on the fifth Business day preceding the date of any proposed Conversion. Each Conversion shall be in an aggregate

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amount of not less than $1,000,000. Borrower may elect to convert the entire amount of or a portion of all Loans of the same Type comprising more than one borrowing into Loans of another Type by combining such borrowings into one borrowing consisting of Loans of such other Type; provided, however, that if the borrowings so combined consist of LIBOR Rate Loans, such LIBOR Rate Loans shall have Interest Periods ending on the same date.

          (c) Notwithstanding anything contained in clauses (a) and (b) above to the contrary:

               (i) if Lender is unable to determine the LIBOR Rate for LIBOR Rate Loans comprising any requested borrowing, Continuation of Conversion, the right of Borrower to select or maintain LIBOR Rate Loans for such borrowing or any subsequent borrowing shall be suspended until Lender shall notify Borrower that the circumstances causing such suspension no longer exist, and each Loans comprising such requested borrowing, Continuation or Conversion shall be automatically converted into a Base Rate Loan; and

               (ii) there shall not be outstanding at any one time more than an aggregate of five (5) LIBOR Rate Loans.

          (d) Each notice of Continuation or Conversion shall be irrevocable and binding on Borrower. In the case of (i) any borrowing of a Loan, Continuation or Conversion that the related notice of borrowing, notice of Continuation or notice of Conversion specifies is to be comprised of LIBOR Rate Loans, or (ii) any payment of principal of, or Conversion or Continuation of, any LIBOR Rate Loan made other then on the last day of the Interest Period for such Loan as a result of a payment, prepayment, Conversion or Continuation of such Loan or acceleration of the maturity of any of the Obligations pursuant to Section 10 hereof, or for any other reason, then in any such case, upon Lender's demand, Borrower shall pay to Lender and indemnify Lender from and against (i) any loss, cost or expense incurred by Lender as a result of any failure to fulfill, on or before the date for such borrowing, Continuation or Conversion, the applicable conditions set forth in Section 9 hereof, and (ii) any additional losses, costs or expenses which Lender may reasonably incur as a result of such payment, including, without limitation in each such case, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund the LIBOR Rate Loans to be made as part of such borrowing, Continuation or Conversion.

     3.2 Payments. Except where evidenced by notes or other instruments issued or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

          3.2.1 Principal. Principal payable on account of Revolving Credit Loans shall be payable by Borrower to Lender immediately upon the earliest of
(i) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to


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Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand, repay the Overadvance.

          3.2.2 Interest. Interest accrued on all Loans shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month,
(ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof.

          3.2.3 Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be payable by Borrower as and when provided in
Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

          3.2.4 Other Obligations. The balance of the Obligations requiring the payment of month, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

     3.3 Mandatory Prepayments. If Borrower sells any of the Collateral or if any of the Collateral is lost or destroyed, Borrower shall pay to Lender, unless otherwise agreed to by Lender, or as otherwise expressly authorized by this Agreement, as and when received by the Borrower and as a mandatory prepayment of the outstanding Revolving Credit Loans, until paid and satisfied in full, a sum equal to the proceeds (including insurance proceeds) received by Borrower from such sale, loss or destruction.

     3.4 Application of Payments and Collections. All items of payment received by Lender by 12:00 noon, New York City time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, New York City time, on any Business Day shall be deemed received on the following Business Day. For the purpose of computing interest hereunder, all items of payments received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the second Business Day after receipt by Lender of good funds in Lender's account located in Chicago, Illinois, or such other account as to which Lender may advise Borrower in writing. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Borrower upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.4.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists.

     3.5 All Loans to Constitute One Obligation. The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

     3.6 Loan Account. Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

     3.7 Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within thirty (30) Days of the date such accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4. TERM AND TERMINATION

     4.1 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period of four (4) years from the date hereof, through and including December 23, 1998 (the "Original Term"), and this Agreement shall automatically renew itself for one (1) year periods thereafter (the "Renewal Terms"), unless (a) the party which elects not to renew this Agreement gives at least one hundred and eighty (180) Days written notice thereof to the other party prior to the expiration of the Original Term (or the then current Renewal Term, as the case may be) or (b) this Agreement shall be sooner terminated as provided in Section 4.2 hereof.

     4.2 Termination.

          4.2.1 Termination by Lender. Lender may terminate this Agreement without notice at any time on or after the occurrence of an Event of Default.

          4.2.2 Termination by Borrower. Upon at least ninety (90) Days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or Type of Loan available hereunder may be terminated singly.

          4.2.3 Termination Charges. At the effective date of any termination of this Agreement by Borrower pursuant to subsection 4.2.2 hereof, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to three percent (3%) of the Total Credit Facility if termination occurs during the period from December 23, 1994 through and including December 22, 1995, one percent (1%) of the Total Credit Facility if termination occurs during the period from December 23, 1995 through and including December 22, 1996, and one-half of one percent (1/2 of 1%) of the Total Credit Facility if termination occurs during the period from December 23, 1996 through and including December 22, 1998 or during any subsequent Renewal Term. Notwithstanding anything herein above to the contrary, no termination charge shall be payable under any of the following circumstances: (a) if termination of this Agreement occurs pursuant to and in accordance with the terms of subsection 2.6.1; (b) if termination of this Agreement occurs on the last day of the Original Term or on the last day of any Renewal Term; or (c) if (1) termination of this Agreement occurs pursuant to and in accordance with the terms of subsection 4.2.2 hereof, (2) Borrower has obtained and delivered to Lender a copy of a signed, written commitment for alternative financing, the proceeds of which will be used to pay all of the Obligations in immediately available funds and (3) the payment of the Obligations occurs no later than five (5) Days after the date specified in the notice Borrower is required to give pursuant to such subsection.

          4.2.4 Effect of Termination. All of the Obligations shall be immediately due and payable upon the termination date sated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination, and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Document notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5. SECURITY INTERESTS

     5.1 Security Interest in Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of the following Property and interests in such Property of Borrower, whether nor owned or existing or hereafter created, acquired or arising and wheresoever located, provided, however, that Collateral shall not include, and Lender shall not have a Lien on, accounts receivable, intercompany receivables or notes receivable owing to Borrower by any of its Affiliates, except to the extent that any such account receivable, intercompany receivable or note receivable constitutes proceeds of Inventory or General
Intangibles:

          (i) Accounts;

          (ii) Inventory;

          (iii) General Intangibles;

          (iv) All monies, checks, notes and instruments of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee or Affiliate of Lender;

          (v) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (iv) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

          (vi) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through
          (v) above.

     5.2 Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

     5.3 Lien on Equipment. At no time prior to the date upon which this Agreement shall have been terminated and all Obligations shall have been paid and satisfied in full shall Borrower pledge, grant or assign, or suffer or otherwise permit to exist any Lien, other than Permitted Liens, on its Equipment (including without limitation any motor vehicles, trucks, trailers, tractors, fork lifts and other types and kinds of Equipment which constitute rolling stock), other than Equipment acquired with proceeds of loans, advances or other extensions of credit, the indebtedness in respect of which constitutes Permitted Purchase Money Indebtedness.

SECTION 6. COLLATERAL ADMINISTRATION

     6.1 Location of Collateral. All Collateral, other than Inventory in transit, will at all times be kept by Borrower and its Subsidiaries at one or more of the business locations set forth in Exhibit B hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for sales of Inventory in the ordinary course of business.

     6.2 Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the originals or copies of such policies to Lender with lender's loss payable endorsements, in form satisfactory to Lender, naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than
(30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge the Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

     6.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other person whomsoever, but the same shall be at Borrower's sole risk.

     6.4 Administration of Accounts.

          6.4.1 Records, Schedules and Assignments of Accounts. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereof and shall submit to Lender on such period basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In addition, if Accounts in an aggregate face amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Lender, Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

          6.4.2 Discounts, Allowances, Disputes. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of One Hundred Thousand Dollars ($100,000) are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default which continues without cure for a period of fifteen (15) Days, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrower.

          6.4.3 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing Authority for the account of Borrower and to charge Borrower therefor; provided, however, that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

          6.4.4 Account Verification. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

          6.4.5 Maintenance of Dominion Account. Borrower shall maintain a Dominion Account pursuant to a tripartite arrangement among Borrower, Lender and a bank or banks as may be selected by Borrower and acceptable to Lender. Such arrangement shall include such terms and conditions as are acceptable to Lender. All funds deposited in the Dominion Account shall immediately become the property of Lender, and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

          6.4.6 Collection of Account; Proceeds of Collateral. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit, and Borrower shall immediately deposit same in kind in the Dominion Account, except as otherwise permitted in this Agreement. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees to Borrower.

     6.5 Administration of Inventory.

          6.5.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventory. Borrower shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the twentieth day of such month. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

          6.5.2 Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to Borrower, the shipment of which generated an Account on which such Account Debtor is obligated in excess of Fifty Thousand Dollars ($50,000), Borrower shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

     6.6 Records and Schedules of Equipment. Borrower shall keep accurate records, itemizing and describing the kind, type, quality, quantity and value of its Equipment, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

     6.7 Payment of Charges. All amounts chargeable to Borrower under Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Loans from time to time.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

     7.1 General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

          7.1.1 Organization and Qualification. Each of Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit C hereto and in all other states and jurisdictions where the character of its business or the nature of its activities make such qualification necessary.

          7.1.2 Corporate Power and Authority. Each of Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or bylaws; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

          7.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against it in accordance with its respective terms.

          7.1.4 Capital Structure. Exhibit D hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of Borrower and each Subsidiary of Borrower and (iv) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any of Borrower's shareholders relating to the ownership of its shares of capital stock.

          7.1.5 Corporate Names. Neither Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on Exhibit E hereto. Except as set forth on Exhibit E, neither Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

          7.1.6 Business Locations; Agent for Process. Each of Borrower's and its Subsidiaries' executive office and other places of business are as listed on Exhibit B hereto. During the preceding one (1) year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on Exhibit B. Except as shown on Exhibit B, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

          7.1.7 Title to Properties; Priority of Liens. Each of Borrower and its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

          7.18 Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

          (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

          (ii) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

          (iii) It is for a liquidated amount maturing as stated in duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

          (iv) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission of the Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition known to Borrower (or with respect to which Borrower should reasonably have had such knowledge), except for a dispute resulting in returned goods where such dispute is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

          (v) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in Schedules of Accounts submitted to Lender pursuant to
          Section 6.4 hereof;

          (iv) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

          (vii) To the best of Borrower's knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is Solvent; and

          (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such account.

          7.1.9 Equipment. The equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted.

          7.1.10 Financial Statements; Fiscal Year. The balance sheet of Borrower as of June 30, 1994, and the related statements of operations and retained earnings and of cash flows for the fiscal year ended on such date have been prepared in accordance with GAAP, and present fairly the financial position of Borrower at such date for such period and the results of Borrower's operations for such periods. Since June 30, 1994, through the Closing Date, there has been no material change in the condition, financial or otherwise, of Borrower and no change in the aggregate value of Equipment of Borrower, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower and each of its Subsidiaries ends of June 30th of each year.

          7.1.11 Full Disclosure. The financial statements referred to in subsection 7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Property, business, prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

          7.1.12 Solvent Financial Condition. Each of the Borrower and its Subsidiaries is now, and, after giving effect to the Loans to be made, at all times will be, Solvent.

          7.1.13 Surety Obligations. Neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract nor has Borrower or any of its Subsidiaries issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any other Person.

          7.1.14 Taxes. Borrower's federal tax identification number is 59-022800. The federal tax identification number of each of Borrower's Subsidiaries is shown on Exhibit F hereto. Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and

Property as and when such taxes, assessment, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceeding, and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries is adequate for all years not closed by applicable statutes, and for its current fiscal year.

          7.1.15 Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          7.1.16 Patents, Trademarks, Copyrights and Licenses. Each of Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on Exhibit G hereto.

          7.1.17 Governmental Consents. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Property as now owned or leased and operated by it.

          7.1.18 Compliance with Laws. Each of Borrower and its Subsidiaries has duly complied with, and its Property, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Property or the conduct of its business, and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. ss.ss. 201 et seq.), as amended.

          7.1.19 Restrictions. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement or charter or other corporate restriction which materially and adversely affects its business or the use or ownership of any of its property. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit H hereto, none of which prohibit the execution of or compliance with this agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

          7.1.20 Litigation. Except as set forth on Exhibit I hereto, and in the notes to Borrower's June 30, 1994 financial statements, there are no actions suits, proceedings or investigations pending, or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Property, prospects, profits or condition of Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

          7.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

          7.1.22 Leases. Exhibit J hereto is a complete listing of all capitalized leases of Borrower and its Subsidiaries, and Exhibit K hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

          7.1.23 Pension Plans. Except as disclosed on Exhibit L hereto, neither Borrower nor any of its Subsidiaries has any Plan. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

          7.1.24 Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchase individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          7.1.25 Labor Relations. Except as described on Exhibit M hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     7.2 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and in the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this agreement, except for changes in the nature of Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

     7.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

     8.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

          8.1.1 Visit and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Property of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

          8.1.2 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with sound financial and business practices, in a manner consistent with the information previously provided to Lender, reflecting all its financial transactions and cause to be prepared and furnished to Lender the following:

          (i) not later than one hundred and twenty (120) Days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification with respect to (A) the reasonableness of fees, charges or credits between or among Borrower, parent or any Affiliates or (B) changes in accounting principles with which the accountants concur);

          (ii) not later than forty-five (45) Days after the end of each fiscal month hereafter (other than the first and last fiscal month of each fiscal year, as to which Borrower shall have no obligation to deliver to Lender financial statements as at and for the end of such fiscal months), unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Borrower as fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

          (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its public shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

          (iv) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan;

     (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

          Concurrently with the delivery of the financial statements described in clause (i) of this subjection 8.1.2, Borrower shall forward to Lender a copy of the accountants' letter, if any, to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses
(i) and (ii) of this subsection 8.1.2, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a compliance certificate in the form of Exhibit N hereto executed by the chief financial officer of Borrower.

          8.1.3 Landlord and Storage Agreements. Provide Lender with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

          8.1.4 Subordinations. Provide Lender with a debtor subordination agreement or other instrument, in form and substance satisfactory to Lender executed by Borrower and in the case of such agreement executed by any Person who is an officer, director or Affiliate of the Person to whom Borrower is or hereafter becomes indebted for Subordinated Debt, subordinating in right of payment and performance of the Obligations.

          8.1.5 Guarantor Financial Statements. Deliver or cause to be delivered to Lender financial statements for each Guarantor in form and substance satisfactory to Lender at such intervals and covering such time periods as Lender may request. Without limiting the generality of the foregoing, Borrower shall deliver to Lender, or cause the Parent to deliver to Lender:

          (i) no later than one hundred and twenty (120) days after the close of each fiscal year of the Parent, unqualified audited financial statement of the Parent and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis; and

          (ii) not later than forty-five (45) days after the end of each fiscal quarter hereafter, unaudited interim financial statement of the Parent and its Subsidiaries as of the end of such quarter and of the portion of the Parent's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of the Parent as fairly presenting the Consolidated financial position and results of operations of the Parent and its Subsidiaries for such quarter and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

          8.1.6 Projections. No later than ten (10) days prior to the end of each fiscal year of Borrower, deliver to Lender Projections of the financial conditions and results of operation of Borrower for the next succeeding fiscal year, such Projections to be prepared on a month-to-month basis.

          8.1.7 Notices. Promptly notify Lender in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or in any of the other Loan Documents inaccurate, incomplete or misleading.

     8.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

          8.2.1 Mergers; Consolidations; Acquisitions. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Property of any Person, unless Borrower has given Lender at least thirty (30) days prior notice of any such acquisition.

          8.2.2 Loans. Make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person in excess of $1,000,000, in the aggregate outstanding at any one time during any fiscal year of the Borrower, other than loans and advances made by Borrower or by any Subsidiary of Borrower to the Parent or to any other Affiliate.

          8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except:

               (i) Obligations owing to Lender;

               (ii) Indebtedness of any Subsidiary of Borrower to Borrower;

               (iii) accounts payable to trade creditors and obligations and accruals for current operating expenses (other than for Money Borrowed) which are not aged more than one hundred twenty (120) days from billing date or more than thirty (30) days from due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its independent accountants;

               (iv) Obligations to pay Rentals permitted by subsection 8.2.9;

               (v) Permitted Purchase Money Indebtedness;

               (vi) contingent liabilities arising out of (A) guarantees permitted under subsection 8.2.6 or as otherwise permitted in this Agreement,
(B) endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business and (C) payments under lease agreements, employment agreements and other agreements entered into in the ordinary course of business upon fair and reasonable terms;

               (vii) Indebtedness owing by Borrower or any Subsidiary of Borrower to the Parent or to any other Affiliate in respect of intercompany advances or charges, provided such advances or charges are made and incurred in the ordinary course of business pursuant to and consistent with prior practices;

               (viii) Indebtedness which is secured exclusively by real Property; and

               (ix) Indebtedness not included in paragraphs (i) through (viii) above, or not otherwise specifically permitted under this Agreement, which does not exceed at any time, in the aggregate, the sum of Two Million Dollars ($2,000,000).

          8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower, except: (i) in the ordinary course of Borrower's or such Subsidiary's business and on terms no less favorable to Borrower or such Subsidiary than Borrower or such Subsidiary could obtain in a comparable arm's length transaction with a Person not an Affiliate of Borrower or such Subsidiary; (ii) as otherwise specifically permitted in this Agreement, in the other Loan Documents or in any waiver of the terms of this Covenant agreed to in writing by Lender (which waiver will not be unreasonably withheld or delayed) and (iii) for charges, credits, advances, distributions, allocations, accruals and/or payments of intercompany management fees, rent, interest and other intercompany transactions by and between Borrower or any Subsidiary of Borrower, on the one hand, and an Affiliate of Borrower, on the other hand, in fact or in substance not inconsistent with past practices of Borrower or such Subsidiary and such Affiliate.

          8.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property (exclusive of real Property) income or profits, whether now owned or hereafter acquired, except:

               (i) Liens at any time granted in favor of Lender;

               (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

               (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property (exclusive of real Property) of Borrower or materially impair the use thereof in the operation of Borrower's business;

               (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

               (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or to another such Subsidiary;

               (vi) such other Liens as appear on Exhibit O hereto; and

               (vii) such other Liens as Lender may hereafter approve in writing.

          8.2.6 Guarantees. Guaranty, indemnify, or otherwise agree to become liable for the payment or performance by any other Person of any Indebtedness or other liabilities or obligations of such Person, except:

               (i) as otherwise described under subsection 8.2.3 (vi)(B); and

               (ii) for the guaranty by Borrower of an Affiliate's payment or performance obligations arising under any instrument or agreement in respect of Indebtedness for which such Affiliate is liable and which Indebtedness is secured by a mortgage or deed of trust in favor of the holder of such Indebtedness against real Property the title to or ownership of which is in such Affiliate, provided, that, (A) Borrower is the tenant-in-possession of such real Property and (B) the maximum liability of Borrower under all such guarantees does not exceed $2,500,000 in the aggregate at any one time outstanding.

          8.2.7 Disposition of Assets. Sell or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell or otherwise dispose of any of, its Property (exclusive of real Property), including any disposition of Property (exclusive of real property), as part of a sale and leaseback transaction, to or in favor of any Person, except, in each case, for so long as no Event of Default exists hereunder: (i) sales of Inventory and sales of other Property which does not constitute Collateral, in each case in the ordinary course of business; (ii) a transfer of Property to Borrower by a Subsidiary of Borrower; (iii) transfers of Property (other than Collateral) by Borrower to (A) any Affiliate, including the Parent, in satisfaction of indebtedness and (B) the Parent as a dividend, so long as, in each case, such transfer is made in the ordinary course of business or pursuant to and consistent with prior practices or (iv) other dispositions expressly authorized by this Agreement.

          8.2.8 Bill-and-Hold Sales, Etc. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

          8.2.9 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed One Million Five Hundred Thousand Dollars ($1,500,000); provided, however, that not more than an additional aggregate sum of Five Hundred Thousand Dollars ($500,000) may be payable during any current or future period of twelve (12) consecutive months for Rentals payable (a) under operating leases and (b) pursuant to Capitalized Lease Obligations, in each case entered into or incurred, as the case may be, on or after the Closing Date with respect to Property consisting of Equipment. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease, exclusive of occupancy costs.

SECTION 9. CONDITIONS PRECEDENT

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     9.1 Documentation. Lender shall have received, inform and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments, opinions and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

     9.2 No Default. No Default or Event of Default shall exist.

     9.3 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents and in the commitment letter dated December 8, 1994 to Borrower from Lender, under Section D thereof, captioned "Conditions of Funding" (the terms of which Section being incorporated herein by reference thereto), shall have been satisfied or waived by Lender in writing.

     9.4 Adjusted Availability. Lender shall have determined that immediately after giving effect to(i) the making of the initial Loans requested to be made on the Closing Date and (ii) the payment or reimbursement by Borrower of Lender for all fees and costs incurred or payable in connection with the transactions contemplated hereby and due on the Closing Date, Adjusted Availability shall not be less than Eight Hundred Thousand Dollars ($800,000), where Adjusted Availability shall mean the excess, if any, of Availability over that portion, if any, of Borrower's trade accounts payable outstanding on the Closing Date which remains unpaid beyond the due date of the relevant account payable.

     9.5 No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of , this Agreement or the consummation of the transactions contemplated hereby.

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

     10.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

          10.1.1 Payment of Obligations. Borrower shall: (i) fail to make any payment of interest, fees, expenses or other Obligations (except those described in clause (ii) hereof) payable under this Agreement on the due date thereof (in each case whether due at stated maturity, on demand, upon acceleration or otherwise) and such failure shall continue without cure for three (3) days; or
(ii) fail to make any payment of principal under this Agreement on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

          10.1.2 Misrepresentations. Any representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower, any Subsidiary of Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
Section 7.2 hereof.

          10.1.3 Breach of Specific Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1, 6.4, 8.1.1, 8.1.2 or 8.2 hereof (other than subsection 8.2.5, but only to the extent set forth in subsection 10.1.4), on the date that Borrower is required to perform, keep or observe such covenant.

          10.1.4 Breach of other Covenants. Borrower shall fail or neglect to perform, keep or observe (i) any covenant contained in subsection 8.2.5 (ii) or
(iii), to the extent any Lien referred to therein and which Borrower has suffered to exist has been created or arises without Borrower's knowledge or consent or (ii) any other covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and in either case the breach of such covenant is not cured to Lender's satisfaction within twenty (20) days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

          10.1.5 Default Under Security Documents/Other Agreements. Any event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

          10.1.6 Other Defaults. Thee shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

          10.1.7 Uninsured Losses. Any loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance shall have occurred, and such loss, theft, damage or destruction shall have a material adverse effect on Borrower's financial condition, Property or business prospects.

          10.1.8 Adverse Changes. There shall occur any material adverse change in the financial condition, Property or business prospects of Borrower.

          10.1.9 Insolvency and Related Proceedings. Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower, any Subsidiary of Borrower or any Guarantor under the Bankruptcy Code (if against Borrower, any Subsidiary of Borrower or any Guarantor under the Bankruptcy Code (if against Borrower, any Subsidiary of Borrower or any Guarantor, the continuation of such proceeding for more than sixty (60) days), or Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

          10.1.10 Business Disruption. There shall occur a cessation of a substantial part of the business of Borrower or any Subsidiary of Borrower for a period which significantly affects Borrower's or such Subsidiary's capacity to continue its business, on a profitable basis; or Borrower or any Subsidiary of Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or such Subsidiary which is necessary to the continued or lawful operation of its business; or Borrower or any Subsidiary shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs.

          10.1.11 Change of Ownership; etc. The Parent or the shareholders of Parent as of the Closing Date shall cease to own or control, beneficially and of record, all of the issued and outstanding capital stock of Borrower, or Douglas
P. Fields shall cease to own or control beneficially, at least fifteen percent (15%) of the issued and outstanding capital stock of the Parent or Borrower, or Frederick M. Friedman shall cease to own or control beneficially, at least fifteen percent (15%) of the issued and outstanding capital stock of the Parent or Borrower, or both Douglas P. Fields and Frederick M. Friedman shall cease to be actively engaged in the senior management of Borrower's business affairs or upon any sale or transfer permitted hereunder by the Parent of the issued and outstanding capital stock of Borrower, the Parent shall fail to then deliver to Lender writing executed by the Parent confirming the continuing effectiveness of the Guaranty Agreement executed by it in favor of the Lender, which writing shall contain a reaffirmation by the Parent of its continuing liability under the Guaranty Agreement in accordance with its terms.

          10.1.12 ERISA. A Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

          10.1.13 Challenge to Agreement. Borrower, any Subsidiary of Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

          10.1.14 Repudiation of or Default Under Guaranty Agreement. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

          10.1.15 Criminal Forfeiture. Borrower, an Subsidiary of Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower or any Guarantor.

          10.1.16 Judgments. Any money judgment, writ of attachment or similar process, singly, or in the aggregate, in each case in excess of $150,000, is filed against Borrower, any Subsidiary of Borrower or any Guarantor, or any of their respective Property and such judgment, writ of attachment or similar process is not satisfied, bonded to the satisfaction of Lender or stayed, in each case within 45 days of such filing.

     10.2 Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable, and Borrower shall forthwith pay to Lender the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in subsection 10.1.9 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

     10.3. Other Remedies. Upon and after the occurrence of an Event of Default. Lender shall have and may exercise from time to time the following rights and remedies:

          10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any others rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

          10.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge for the storage thereof).

          10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that ten (10) days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral; second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

          10.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

     10.4 Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in the Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 11.  MISCELLANEOUS

     11.1 Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact), solely for the purposes set forth below, and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of
Borrower:

          11.1.1 At such time or times upon or after the occurrence of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

          11.1.2 At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationary and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral;

(xi) make and adjust claims under policies of insurance, and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

     11.2 Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 11.2 shall survive the payments in full of the Obligations and the termination of this Agreement.

     11.3 Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder, and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participation in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

     11.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.5 Successors and Assigns. This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender, permitted under Section 11.3 hereof.

     11.6 Cumulative Effect; Conflict of terms. The provisions of the Other Agreements and the Security Documents are hereby made coextensive with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.7 Execution in Counterparts. The Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     11.8 Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, five (5) days after deposit in the mail, postage prepaid, or one (1) Business Day after deposit with an overnight courier or in the case of facsimile notice, when sent, addressed as follows:

         If to Lender:     Barclays Business Credit, Inc.
                           200 Glastonbury Boulevard
                           Glastonbury, Connecticut  06033
                           Attention:  Mr. Howard Handman, SVP
                           Facsimile No.: 203-657-7759

         With a copy to:   Lowenthal, Landau, Fischer & Bring, P.C.
                           250 Park Avenue
                           New York, New York  10177
                           Attention:  Robert Stein, Esq.
                           Facsimile No.: 212-986-0604

         If to Borrower:   Eagle Supply, Inc.
                           1301 N. 13th Street
                           Tampa, Florida  33605
                           Attention:  Lewis G. Marshall
                           Facsimile No.: 813-248-3195

         With a copy to:   TDA Industries, Inc.
                           122 East 42nd Street
                           New York, New York  10168
                           Attention:  Mr. Frederick M. Friedman
                           Facsimile No.: 212-972-0326
         and a copy to:    Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A.
                           One Harbour Place
                           777 South Harbour Island Drive
                           Tampa, Florida  33602
                           Attention:  Thomas Snow, Esq.
                           Facsimile No.: 813-229-4133

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8, provided, however, that any notice, request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.

     11.9 Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement, any of the other Agreements or any of the Security Documents as a condition to any action, inaction condition or event, Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     11.10 Credit Inquiries. Borrower hereby authorizes and permits Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     11.11 Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

     11.12 Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     11.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     11.14 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART

OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF THE STATE OF NEW YORK, SITTING IN NEW YORK COUNTY, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     11.15 WAIVERS BY BORROWER. BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT

LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     11.16 Parties to Act in a Commercially Reasonable Manner. Each party hereto agrees to act at all times in its dealings with the other party hereto in a commercially reasonable manner.

     IN WITNESS WHEREOF, this Agreement has been duly executed in New York, New York on the day and year specified at the beginning of this Agreement.

ATTEST                     EAGLE SUPPLY, INC.
                           ("Borrower")

/s/                        By /s/ Douglas P. Fields
- ---------------               --------------------------
Secretary                  Title Chief Executive Officer
                                 -----------------------
[CORPORATE SEAL]

                           Accepted in New York, New York

                           BARCLAYS BUSINESS CREDIT, INC.
                           ("Lender")

                           By /s/ Peter Provenzale
                           -----------------------------
                           Title SVP
                           -----------------------------

                                   APPENDIX A
                              GENERAL DEFINITIONS

     When used in the Loan and Security Agreement dated as of December 23, 1994, by and between Barclays Business Credit, Inc. and Eagle Supply, Inc., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     Account Debtor - any Person who is or may become obligated under or on account of an Account.

     Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquires any interest, other than accounts receivable, intercompany receivables or notes receivable owing to Borrower by any of its Affiliates, except to the extent that any such account receivable, intercompany receivable or note receivable constitutes proceeds of Inventory or General Intangibles.

     Adjusted Availability - as defined in Section 9.4 of the Agreement.

     Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; or (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

     Agreement - The Loan and Security Agreement referred to in the first sentence or this Appendix A, all Exhibits thereto and this Appendix A.

     Applicable Interest Rate Margin - one percent (1%) with respect to Base Rate Loans and three and one-quarter percent (3 1/4 %) with respect to LIBOR Rate Loans, in each case at all times other than (i) during the period (a) commencing fifteen (15) days after Lender's receipt of the financial statements Borrower is required to deliver pursuant to subsection 8.1.2 (i) of the Agreement with respect to its fiscal year ended June 30, 1995 and (b) ending June 30, 1996, provided that the Applicable Interest Rate Reduction Conditions shall have been met, in which case the Applicable Interest Rate Margin during such period shall be three-quarters of one percent (3/4 of 1%) with respect to Base Rate Loans and three percent (3%) with respect to LIBOR Rate Loans and (ii) during the period (a) commencing fifteen (15) days after Lender's receipt of the financial statements Borrower is required to deliver pursuant to such subsection 8.1.2 (i) with respect to its fiscal year ended June 30, 1996 and (b) ending on the last day of the Original Term (or the last day of the Renewal Term then in effect, if applicable), provided that the Applicable Interest Rate Reduction Conditions shall have been met both for the fiscal year ending June 30, 1995, and for the fiscal year ending June 30, 1996, in which case the Applicable Interest Rate Margin during such period shall be three-quarters of one percent (3/4 of 1%) with respect to Base Rate Loans and three percent (3%) with respect to LIBOR Rate Loans.

     Applicable Interest Rate Reduction Conditions - (i) on the date upon which Lender shall have received the financial statements Borrower is required to deliver pursuant to subsection 8.1.2 (i) of the Agreement with respect to its fiscal year ended June 30, 1995 or June 30, 1996, as the case may by, no Default or Event of Default shall have occurred and then be continuing, (ii) such financial statements shall indicate that, as at and for the fiscal year ended June 30, 1995, Borrower shall have maintained a Tangible Net Worth of not less than $1,000,000 and shall have achieved a Cash Flow of not less than $300,000,
(iii) such financial statements shall indicate that, as at and for the fiscal year ended June 30, 1996, Borrower shall have maintained a Tangible Net Worth of not less than $1,000,000 and shall have achieved a Cash Flow of not less than $300,000 and (iv) such financial statements or a reconciling schedule shall reflect in reasonable detail the calculations made in determining the net worth and cash flow levels set forth in clause (ii) and clause (iii) hereof, as applicable.

     Applicable Inventory Sublimit - an amount equal to $3,000,000 or, during any consecutive twelve (12) month period, for not more than two periods consisting of three consecutive calendar months each (which periods may be consecutive), as may be designated by Borrower upon notice to Lender, given at least five (5) days prior to the commencement of any such period, an amount equal to $4,000,000.

     Availability - the amount of money which Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is zero
(0).

     Bank - Shawmut Bank.

     Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

     Base Rate Loans - those Revolving Credit Loans which bear interest based on the Base Rate.

     Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

     (i)  Seven Million Five Hundred Thousand Dollars ($7,500,000), or

     (ii) an amount equal to:

          (a) up to eighty percent (80%) of the net amount of Eligible Accounts outstanding at such date;

               PLUS

          (b) the lesser of (1) the Applicable Inventory Sublimit or (2) up to sixty percent (60%) of the value of Eligible Inventory calculated on the basis of the lower of cost or market, with cost or Eligible Inventory calculated on a first-in, first-out basis;

               MINUS

          (c) an amount equal to the sum of (1) One Million Dollars ($1,000,000) and (2) any amounts which Lender shall have paid pursuant to any of the Loan Documents for the account of Borrower and which have not been reimbursed by Borrower.

     For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

     Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

     Capital Adequacy Amount, Capital Adequacy Demand and Capital Adequacy Rules
- - each as defined in Section 2.6 of the Agreement.

     Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Cash Flow - with respect to any fiscal year, an amount equal to income (or loss) before federal income tax provision (or benefit), inclusive of intercompany charges (or credits) between Borrower and any Affiliate, as shown on the financial statements of Borrower required to be delivered pursuant to subsection 8.1.2 (i) of the Agreement, plus (i) depreciation and amortization expenses which were deducted in determining such income (or loss) for such fiscal year and (ii) loss arising from the sale of Property which was deducted in determining such income (or loss) for such fiscal year, minus (a) gain arising from the sale of Property which was included in determining such income (or loss) for such fiscal year, (b) capital expenditures (net of Indebtedness incurred to finance such expenditures) for such fiscal year, (c) dividends paid in cash during such fiscal year and (d) scheduled principal payments made during such fiscal year in respect of Indebtedness, all as determined in accordance with GAAP.

     Closing Date - the date on which all of the conditions precedent in Section 9 of the Agreement are satisfied and the initial Loan is made under the Agreement.

     Code - the Uniform Commercial Code as adopted and in force in the State of New York as from time to time in effect.

     Collateral - all of the Property and interests in Property described in
Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

     Continuation - as defined in subsection 3.1.4 of the Agreement.

     Conversion - as defined in subsection 3.1.4 of the Agreement.

     Current Assets - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

     Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - as defined in subsection 2.1.2 of the Agreement.

     Dominion Account - a special blocked account owned and established by Borrower pursuant to the Agreement at a bank selected by Borrower, but acceptable to Lender in its reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

     Eligible Account - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Lender, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

      (i) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

     (ii) it is unpaid for more than sixty (60) days after the original due date calculated pursuant to the payment terms reflected on the invoice; or

    (iii) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

     (iv) the total unpaid Accounts of the Account Debtor exceed twelve and one-half percent (12 1/2%) of the net amount of all Eligible Accounts, to the extent of such excess; or

      (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

     (vi) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

    (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

   (viii) it arises from a sale to an Account Debtor outside the United
          States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion; or

     (ix) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

      (x) Lender believes, in its reasonable judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or

     (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss.203 et seq., as amended); or

    (xii) the Account is subject to a Lien other than a Permitted Lien; or

   (xiii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

    (xiv) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Lender, in its reasonable discretion, to the extent such Account exceeds such limit; or

     (xv) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

    (xvi) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

   (xvii) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

     Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Lender, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

      (i) it does not consist of finished goods that are, in Lender's opinion, readily marketable in their current form; or

     (ii) it is not in good, new and saleable condition; or

    (iii) it is obsolete or unmerchantable, or remains unsold and on the Borrower's books and records for more than one year; or

     (iv) it does not meet all standards imposed by any governmental agency or authority; or

      (v) it does not conform in all respects to the warranties and representations set forth in the Agreement; or

     (vi) it is not at all times subject to Lender's duly perfected, first priority Lien and no other Lien except a Permitted Lien; or

    (vii) it is not situated at a location in compliance with the Agreement or is in transit.

     Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

     Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description owned or used in Borrower's operations or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories, and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     ERISA - the Employment Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

     Event of Default - as defined in Section 10.1 of the Agreement.

     GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

     General Intangibles - all personal Property of Borrower other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by Borrower.

     Guarantor - any Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations pursuant to a Guaranty Agreement.

     Guaranty Agreement - a Guaranty Agreement executed by a Guarantor in form and substance satisfactory to Lender.

     Indebtedness - as applied to a Person means, without duplication:

      (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined,

     (ii) all obligations of other Persons which such Person has guaranteed,

    (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

     (iv) in the case of Borrower (without duplication), the Obligations.

     Interest Period - for any LIBOR Rate Loan the period commencing on the date of the borrowing thereof and ending on the last day of the period selected by Borrower pursuant to the provisions contained herein. The duration of each such Interest Period shall be for 30, 60 or 90 days, in each case as Borrower may select, pursuant to an appropriate notice of borrowing, notice of Continuation or notice of Conversion; provided, however, that Borrower may not select any Interest Period that ends after the last day of the Original Term, or if the Agreement is renewed in accordance with the terms of Section 4.1, the last day of the Renewal Term then in effect. Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended so as to occur on the next succeeding Business Day; provided, however, if such extension would cause the last day of such Interest Period to occur during the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

     Inventory - all of Borrower's inventory, whether now owned or hereafter acquired, including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing, and General Intangibles relating to, any of the foregoing, whether now owned or hereafter acquired by Borrower.

     LIBOR Rate - shall mean, with respect to the Interest Period applicable to the borrowing of a LIBOR Rate Loan, the rate obtained (rounded upwards to the nearest 1/100 of 1%) by dividing (i) the rate of interest per annum offered to the Bank in the London interbank foreign currency deposits market as of approximately 9:00 A.M. (New York City time) two (2) Business Days prior to the commencement of such Interest Period for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the LIBOR Rate Loan for which the LIBOR Rate is being determined with maturities comparable to the Interest Period for which such LIBOR Rate will apply, by (ii) a percentage equal to 1 minus the stated reserve (expressed as a decimal), if any, required to be maintained against "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System as from time to time shall be in effect (or against any other category of liabilities, which includes deposits, by reference to which the interest rate on LIBOR Rate Loans is determined or any category of extensions of credit on other assets, which includes loans by a non-U.S. office of Bank or Lender to U.S. residents). In the absence of manifest error, each determination by Lender of the applicable LIBOR Rate shall be deemed conclusive.

     LIBOR Rate Loans - those Revolving Credit Loans which bear interest based on the LIBOR Rate.

     Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose(s) of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Account - the loan account established on the books of Lender pursuant to Section 3.6 of the Agreement.

     Loan Documents - the Agreement, the Other Agreements and the Security Documents.

     Loans - the Revolving Credit Loans and all other loans and advances of any kind made by Lender pursuant to the Agreement.

     Money Borrowed - means (i) Indebtedness arising from the lending of money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (iv) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) and (ii) hereof, if owed directly by Borrower.

     Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

     Obligations - all Loans and all other advances, liabilities, obligations, covenants and duties, together with all interest, fees, costs, expenses and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

     Original Term - as defined in Section 4.1 of the Agreement.

     Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed or delivered by Borrower, any Subsidiary of Borrower or any other third party to Lender in respect of the transactions contemplated by the Agreement.

     Overadvance - The amount, if any, by which the outstanding principal amount of the Loans exceeds the Borrowing Base.

     Parent - TDA Industries, Inc., a New York corporation and the owner, beneficially and of record, of one hundred percent (100%) of the issued and outstanding shares of capital stock of Borrower.

     Participating Lender - each Person who shall be granted the right by Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

     Permitted Liens - any Lien of a kind specified in clauses (i) through
(viii) of subsection 8.2.5 of the Agreement.

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Purchase Money Indebtedness of Borrower at the time outstanding, does not exceed One Million Dollars ($1,000,000).

     Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

     Projections - Borrower's forecasted Consolidated and consolidating (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and
(d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     Purchase Money Indebtedness - means and includes (i) indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any real Property or Equipment, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any real Property or Equipment for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     Rentals - as defined in subsection 8.2.9 of the Agreement.

     Renewal Terms - as defined in Section 4.1 of the Agreement.

     Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

     Revolving Credit Loan - a Loan made by Lender as provided in Section 1.1 of the Agreement.

     Schedule of Accounts - as defined in subsection 6.4.1 of the Agreement.

     Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

     Security Documents - each Guaranty Agreement and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

     Solvent - as to any Person, if such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     Subordinated Debt - Indebtedness of Borrower which by its terms, or by the terms of the agreement pursuant to which such Indebtedness is issued, is subordinated to the Obligations in a manner satisfactory to Lender.

     Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

     Tangible Net Worth - at the end of a fiscal year, an amount equal to (i) shareholder's equity of Borrower as shown on the financial statements of Borrower required to be delivered pursuant to subsection of 8.1.2 (i) of the Agreement plus (i) Subordinated debt and (ii) minus (a) all intangible assets,
(b) prepaid assets and (c) intercompany amounts due to Borrower from Affiliates, all as determined in accordance with GAAP.

     Total Credit Facility - Seven Million Five Hundred Thousand Dollars ($7,500,000).

     Type - with respect to any Revolving Credit Loan, whether such Revolving Credit Loan is a Base Rate Loan or a LIBOR Rate Loan.

     Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     Other Terms - All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

     Certain Matters of Construction - The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subsection. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                                LIST OF EXHIBITS

Exhibit A    Intentionally Omitted
Exhibit B    Borrower's and each Subsidiaries' Business Locations
Exhibit C    Jurisdictions in which Borrower and each Subsidiary  is Authorized to do Business
Exhibit D    Capital Structure of Borrower
Exhibit E    Corporate Names
Exhibit F    Tax Identification Numbers of Subsidiaries
Exhibit G    Patents, Trademarks, Copyrights and Licenses
Exhibit H    Contracts Restricting Borrower's Right to Incur Debts
Exhibit I    Litigation
Exhibit J    Capitalized Leases
Exhibit K    Operating Leases
Exhibit L    Pension Plans
Exhibit M    Labor Contracts
Exhibit N    Compliance Certificate
Exhibit O    Permitted Liens

                                   EXHIBIT A

           There is no Exhibit A. It has been intentionally omitted.

                                   EXHIBIT B
                               BUSINESS LOCATIONS

1.   Borrower currently has the following business locations, and no others:

     Chief executive Office:            1301 N. 13th Street
                                        Tampa, Florida  33605

     Other Locations:                   See Attached Schedule

2. Borrower maintains its books and records relating to Accounts and General Intangibles at:

     1301 N. 13th Street
     Tampa, Florida  33605

3. Borrower has had no office, place of business or agent for process located in any country other than as set forth above, except:

     None

4. Each Subsidiary currently has the following business locations, and no others:

     Chief Executive Office:            N/A

     Other Locations:                   N/A

5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:

     N/A

6. Each Subsidiary has had no office, place of business or agent for process located in any country other than set forth above, except:

     N/A

7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:

================================================================================
Name and Address           Nature of            Amount of           Owner of
    Of Party             Relationship           Inventory          Inventory
- --------------------------------------------------------------------------------
None                         None                 None                None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

                               Business Locations

Tampa                                           Birmingham
1301 N. 13th Street                             289 Snow Drive
Tampa, FL 33605                                 Birmingham, AL  35209
Mailing address: P.O. Box 75305,Tampa,FL
33675                                           Mobile
                                                1250-C Armour Avenue
                                                Mobile, AL 36617

St Petersburg                                   Panama City
3201 39th Avenue North                          733 Mulberry Avenue
St. Petersburg, FL  33714                       Panama City, FL  32401

Jacksonville                                    Montgomery  (Opened May, 1994)
5034 Phillips Highway                           321 Northeast Bypass
Jacksonville, FL  32207                         Building 12 Bay 5
                                                Montgomery, AL 36117
Holiday
3151 Grand Blvd.                                Gulfport (Opened August, 1994)
Holiday, FL  34690                              3737 25th Avenue (Hway 49 South)
                                                Gulfport, MS 39501
Ft. Myers
3065 Cranford Avenue                            South Dade(Sold March, 1994)
Ft. Myers, FL  33916                            13060 SW 85th Avenue Road
                                                Miami, FL  33156
Pensacola
535 Massachusetts Avenue                        Pompano (Sold March, 1994)
Pensacola, FL  32505                            1951 Hammondville Road
                                                Pompano, Beach, FL 33069


                           Agents for process Service

Florida                                   Alabama
- -------                                   -------

Mr. Nat Doliner, Esq.                     Ms. Joan C. Ragsdale
Carlton, Fields, Ward,                    Sirote & Permutt
Emmanuel, Smith & Cutler, P.A.            2222 Arlington Avenue, S.
One Harbour Place                         P.O. Box 55727
P.O. Box 3239                             Birmingham, AL  35255-5727
Tampa, FL  33601

                                          Mississippi
                                          -----------

                                          CT Corporation System
                                          118 N. Congress Street
                                          Jackson, MS  39201

                                   EXHIBIT C

                        JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                         ARE AUTHORIZED TO DO BUSINESS


          Name of Entity                               Jurisdictions
          --------------                               -------------

          Eagle Supply, Inc.                           State of Florida
                                                       State of Alabama
                                                       State of Mississippi

                                   EXHIBIT D

                               CAPITAL STRUCTURE

1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:

Borrower:
- ---------

================================================================================
Class             Number of Shares                           Number of Shares
 of                 Issued and             Record             Authorized But
Stock              Outstanding             Owners                Unissued
- --------------------------------------------------------------------------------
Common              593 Shares       TDA Industries, Inc.       907 Shares
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

Subsidiaries:
- -------------

================================================================================
Class             Number of Shares                           Number of Shares
 of                 Issued and             Record             Authorized But
Stock              Outstanding             Owners                Unissued
- --------------------------------------------------------------------------------
None                  None                  None                   None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:

     N/A

3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:

================================================================================
                          Jurisdiction of               Percentage of Shares
      Name                 Incorporation                  Owned by Borrower
- --------------------------------------------------------------------------------
      None                      None                           None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

4. The name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

     a.   TDA Industries, Inc. (Parent)

     b.   Wholly-owned Subsidiaries of TDA Industries, Inc.:

          Cooper Distributors, Inc.
          Northeastern Plastics, Inc.
          Pemberton Services Corp.
          TDA Data Services, Inc.
          39 Acre Corp.
          Eagle Holding, Inc.
          Cooper Holding, Inc.
          NPI Electric (Asia), Inc.
          NPI Electric (China), Inc.
          Midtown Tennis Club, Inc.

     c.   Joint Ventures:

          N.W. 74th Avenue Associates
          (50% owned by Cooper Holding, Inc.)
          Shanghai Super Electronic Component Co., Ltd.
          (40% owned by NPI Electric (Asia), Inc.)

     d.   Shareholders of TDA Industries, Inc.:

          Douglas P. Fields
          Frederick M. Friedman
          DARST Associates Limited Partnership
          Pemberton Services Corp. Profit Sharing Trust
          Pemberton Services Corp. Profit Sharing Trust II

Note:

TDA Industries, Inc. has a total of 729,930 Common Shares, $.20 par value per share, outstanding. Gerald Gelles is the owner of 10,678 of such Common Shares, and he is the General Partner of DARST Associates Limited Partnership.

                                   EXHIBIT E

                                CORPORATE NAMES

1. Borrower's correct corporate name, as registered with the Secretary of the State of Florida, is:

     Eagle Supply, Inc.

2.   In the conduct of its business, Borrower has used the following names:

     Eagle Supply, Inc.

3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is:

     N/A

4. In the conduct of its business, each Subsidiary has used the following names:

     N/A

                                   EXHIBIT F

                   TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES

          Subsidiary                                        Number
          ----------                                        ------

          None

                                   EXHIBIT G

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.   Borrower's and its Subsidiaries' patents:

================================================================================
                                                   Federal
                                 Status in       Registration       Registration
Patent          Owner          Patent Office        Number              Date
- --------------------------------------------------------------------------------
 None           None                None             None               None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

2.   Borrower's and its Subsidiaries' trademarks:

================================================================================
                                 Status in         Federal
                                 Trademark       Registration       Registration
Trademark       Owner             Office            Number              Date
- --------------------------------------------------------------------------------
  None          None               None              None               None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

3.   Borrower's and its Subsidiaries' copyrights:

================================================================================
                                 Status in         Federal
                                 Copyright       Registration       Registration
Copyrights      Owner             Office            Number              Date
- --------------------------------------------------------------------------------
   None         None               None              None               None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

4. Borrower's and it Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

================================================================================
Name of License        Nature of License         Licensor        Term of License
- --------------------------------------------------------------------------------
     None                    None                  None                None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

                                   EXHIBIT H

                                  RESTRICTIONS

Loan Agreement dated as of August 22, 1989 between TDA Industries, Inc. and Barnett Bank of Tampa, N. A.(successor to First Florida Bank, N.A.), as amended November 13, 1992.

Note:

The outstanding principal amount of indebtedness under this Loan Agreement, as amended, will be paid in full from the proceeds of the Revolving Credit Loan.

                                   EXHIBIT I

                                   LITIGATION

1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary:

================================================================================
     Title of              Nature of        Complaining         Jurisdiction or
      Action                Action            Parties               Tribunal
- --------------------------------------------------------------------------------
Federal Roofing Co. Vs     Defective    Federal Roofing Co.    Etowah County, AL
Eagle Supply, Inc          Product
- --------------------------------------------------------------------------------
Jeff Granoff Vs            Defective    Jeff Granoff           Dade County, FL
Eagle Supply, Inc.         Product
- --------------------------------------------------------------------------------
D&J Industries, Inc. Vs    Defective    D&J Industries, Inc.   Monroe County, FL
Eagle Supply, Inc.         Product
- --------------------------------------------------------------------------------

2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows:

     None

                                   EXHIBIT J

                               CAPITALIZED LEASES

     Borrower and its Subsidiaries have the following capitalized leases:

================================================================================
     Lessee          Lessor          Term of Lease        Property Covered
- --------------------------------------------------------------------------------
      None            None               None                   None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

                                   EXHIBIT K

                                OPERATING LEASES

     Borrower and its Subsidiaries have the following operating leases:

================================================================================
     Lessee                  Lessor           Term of Lease  Property Covered
- --------------------------------------------------------------------------------
Eagle Supply, Inc.   Branton Enterprises, Inc.   Expires    1250-C Armour Ave
                                                 4/15/95    Mobile, AL

- --------------------------------------------------------------------------------
Eagle Supply, Inc.   J.D. Realty                 Expires    733 Mulberry Ave.
                                                 3/31/96    Panama City, FL

- --------------------------------------------------------------------------------
Eagle Supply, Inc.   Aronov Realty               Expires    321 Northeast Bypass
                     Management, Inc.            3/31/96    Building 12 Bay 5
                                                            Montgomery, AL

- --------------------------------------------------------------------------------
Eagle Supply, Inc.   Coca Cola Bottling Co.      Expires    3737  25th Avenue
                                                 5/31/96    Gulfport, MS
================================================================================

                                   EXHIBIT L

                                 PENSION PLANS

     Borrower and its Subsidiaries have the following Plans:

================================================================================
              Party                                   Type of Plan
- --------------------------------------------------------------------------------
Borrower
- --------------------------------------------------------------------------------
Eagle Supply, Inc.                             Sec. 401K
- --------------------------------------------------------------------------------
(Subsidiaries)
- --------------------------------------------------------------------------------
None
================================================================================

                                   EXHIBIT M

             COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

================================================================================
     Type of Agreement              Parties            Terms of Agreement
- --------------------------------------------------------------------------------
            None                      None                    None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

2. Material grievances, disputes of controversies with employees are as follows:

================================================================================
           Parties Involved                Nature of Grievance, Dispute
                                                 or Controversy
- --------------------------------------------------------------------------------
                None                                   None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

================================================================================
           Parties Involved                      Nature of Matter
- --------------------------------------------------------------------------------
                None                                   None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

                                   EXHIBIT N

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]

                                             ___________________, 19__

___________________
___________________
___________________
___________________

     The undersigned, the chief financial officer of Eagle Supply, Inc. a Florida corporation ("Borrower"), gives this certificate to Barclays Business Credit, Inc. ("Lender") in accordance with the requirements of Section 8.1.2 of that certain Loan and Security Agreement dated December __, 1994, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     1. No Default exists on the date hereof, other than:_______________________ _____[if none, so state]; and

     2. No Event of Default exists on the date hereof, other than ______________ _______[if none, so state].


                                        Very truly yours,

                                        ________________________
                                        Chief Financial Officer

                                   EXHIBIT O

                                PERMITTED LIENS

================================================================================
                Secured Party                    Nature of Lien
- --------------------------------------------------------------------------------
                None                             None
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
================================================================================

                                                                  EXECUTION COPY

     THIS GUARANTY AGREEMENT, dated as of December 23, 1994 (this "Guaranty"), made by TDA INDUSTRIES, INC., a New York Corporation having an address at 122 East 42nd Street, New York, New York 10168 (the "Guarantor"), in favor of BARCLAYS BUSINESS CREDIT, INC., as Lender, pursuant to the Loan and Security Agreement described below. Terms which are capitalized herein and not otherwise defined shall have the meanings given to such terms in such Loan and Security Agreement.

     WHEREAS, concurrently herewith, EAGLE SUPPLY, INC. (the "Borrower") is entering into that certain Loan and Security Agreement dated as of December 23, 1994 (as such agreement may be hereafter amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement") with BARCLAYS BUSINESS CREDIT, INC. (the "Lender"), pursuant to which the Lender has agreed to make certain credit accommodations to the Borrower, subject to the terms and conditions of the Loan and Security Agreement; and

     WHEREAS, the Guarantor is the owner, beneficially and of record, of all of the issued and outstanding shares of capital stock of the Borrower and has received and will continue to receive certain benefits from the credit accommodations hereinabove described and is therefore willing to guaranty the prompt payment and performance of the Obligations, on the terms set forth in this Guaranty; and

     WHEREAS, it is a condition precedent to the making of such credit accommodations that the Guarantor shall have executed this Guaranty in favor of the Lender;

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan and Security Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

     SECTION 1. Guaranty. The Guarantor hereby unconditionally guarantees the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Obligations and agrees to pay all costs and expenses (including reasonable attorneys' fees and related expenses) incurred by the Lender in enforcing its rights under this Guaranty. Notwithstanding anything to the contrary in this Guaranty, the amount of the Guarantor's liability for the Obligations guaranteed hereunder shall in no event exceed the highest amount which may be guaranteed hereunder without this Guaranty or the Guarantor's obligations hereunder being deemed a fraudulent conveyance under any applicable statute providing for the avoidance of conveyances or obligations as constructively fraudulent transfers. The maximum amount of the Guarantor's contingent liability for the Obligations guaranteed hereunder shall be presumed to be the aggregate amount of all obligations, absent proof that if the amount of such liability were equal to the amount of such Obligations, this Guaranty or the Guarantor' obligations hereunder would constitute such a fraudulent conveyance.

     SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Loan and Security Agreement or any other agreement evidencing or governing the Obligations regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Loan and Security Agreement, any other Loan Document, or any other agreement or instrument relating to the Obligations;

     (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Obligations, or any amendment or waiver of any term of or any consent to departure from the Loan and Security Agreement, any other Loan Document, or any other agreement or instrument related to the Obligations;

     (c) any exchange, release, non-perfection or impairment of any collateral, or any release, amendment or waiver of any term of, or consent to departure from, any other guaranty for all or any of the Obligations;

     (d) any failure on the part of the Lender or any other Person to exercise, or any delay in exercising, any right under the Loan and Security Agreement or any other agreement or instrument relating to the Obligations; or,

     (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor with respect to the Obligations (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses which the Borrower may assert on the underlying debt, including failure of consideration, breach of warranty fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury) or which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty.

The Guarantor hereby agrees that if the Borrower or any other guarantor of the Obligations is the subject of a bankruptcy proceeding under Title 11 of the United States Code, it will not assert the pendency of such proceeding or any order entered therein as a defense to (i) the timely payment of the Obligations or the Guarantor's obligations hereunder, or (ii) its guaranty of any interest on any portion of the Obligations which accrues after the commencement of any such proceeding (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced). This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     SECTION 3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty (including, without limitation, any notice required under Section 9-504 of the Uniform Commercial Code) and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other Person or any Collateral. The Guarantor further waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of the Guarantor under this Guaranty or otherwise with respect to the Obligations, or the obligations of other Person or party (including, without limitation, the Borrower) relating to the Obligations or this Guaranty, in any action or proceeding brought by the Lender to collect the Obligations or any portion thereof, or to enforce the obligations of the Guarantor under this Guaranty. The Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the Guarantor under this Guaranty, except as specifically set forth in this Guaranty.

     SECTION 4. Subrogation. So long as any Obligations remain outstanding and unpaid, the Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any and all claims, rights or remedies which it may now have or hereafter acquire against the Borrower that arise hereunder or from the performance by it hereunder including, without limitation, any claims, rights or remedies of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claims, rights or remedies of the Lender against the Borrower or in any security which the Lender now has or hereafter acquires, whether or not such claims, rights or remedies arise in equity, under contract, by statute, under common law or otherwise.

     SECTION 5. Subordination of Other Obligations. Any indebtedness, liability or obligation of the Borrower now or hereafter held by or owing to the Guarantor, howsoever created, arising or acquired (collectively, the "Subordinated Obligations") is hereby subordinated in right of payment to the prior payment and satisfaction in full of the Obligations, and any payment on such Subordinated Obligations collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Lender and shall forthwith be paid over to the Lender, to be credited and applied against the Obligations, but without affecting, impairing or limiting in any manner the liability of the Guarantor under any other provision of this Guaranty. Any notes now or hereafter evidencing any Subordinated Obligations shall be marked with a legend that the same are subject to this provision and, if the Lender so requests, a copy of each such note shall be delivered to the Lender.

     SECTION 6. Representatives and Warranties. The Guarantor hereby represents and warrants as follows:

     (a) Due Organization, Etc. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Guarantor is duly qualified or licensed to do business as a foreign corporation or other entity in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed.

     (b) Due Authorization and Execution, Etc. The execution, delivery and performance by the Guarantor of this Guaranty are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders or any creditors of the Guarantor, (ii) contravene

(A) the Guarantor's charter or by-laws, or (B) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contractual restriction binding on or affecting the Guarantor or any of its properties,
(iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than pursuant hereto) upon or with respect to any of the Guarantor's properties, and (iv) result in a breach or violation of any agreement, instrument or document to which the Guarantor is a party or by which it or its property may be bound. The Guarantor is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such contractual restriction, which default would have a material adverse effect on the business, condition (financial or otherwise), operations, properties, performance or prospects of the Guarantor.

     (c) Government Consents. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Guarantor of this Guaranty.

     (d) Legal, Valid and Binding Nature. This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

     (e) Guarantor's Relationship to the Borrower. The Lender's agreement to make loans to the Borrower is of substantial and material benefit to the Guarantor, and the Guarantor has reviewed and approved copies of the Loan and Security Agreement, the other Loan Documents and the other documents executed or delivered in connection with the Loan and Security Agreement. The Guarantor is fully informed of the remedies the Lender may pursue upon the occurrence of a Default under the Loan and Security Agreement or such other documents.

     (f) Solvency. The fair value of the property of the Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities) of the Guarantor; the present fair saleable value of the assets of the Guarantor exceeds the amount that will be required to pay the probable liability of the Guarantor on its existing debts as they become absolute and matured; the Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business; the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond the Guarantor's ability to pay as such debts and liabilities mature; and the Guarantor is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property remaining with the Guarantor would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Guarantor is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     (g) Absence of Litigation. There are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its subsidiaries or the properties of the Guarantor or any such subsidiary before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or which purports to affect any part of the transactions contemplated hereby or by the Loan and Security Agreement or the legality, validity or enforceability of this Guaranty.

     (h) Absence of Liens. There are no Liens of any nature whatsoever on any properties or assets of the Guarantor, except Liens incurred in the ordinary course of its business.

     (i) No Burdensome Agreements. The Guarantor is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that would have a material adverse effect on the business, condition (financial or otherwise), operations, properties, performance or prospects of the Guarantor or on the ability of the Guarantor to carry out its obligations under this Guaranty.

     (j) Payment of Taxes. The Guarantor has filed all tax returns (federal, state, local and foreign) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings and with respect to which appropriate reserves are being maintained by the Guarantor.

     SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and, if to the Guarantor, mailed or delivered to it at its address specified on the first page of this Guaranty, if to the Lender, mailed or delivered to it at the address specified in the Loan and Security Agreement, or as to each party at such other address as shall be designated by such party in a written notice to the other party, in each case, together with a copy of each such notice to the attorney for each of the Guarantor and the Lender, respectively, as set forth in
Section 11.8 of the Loan and Security Agreement (and delivered in the manner described therein). All such notices and other communications shall, if mailed, be effective when deposited in the mail addressed as aforesaid.

     SECTION 9. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive or any remedies provided by law.

     SECTION 10. Right to Setoff. The Lender is hereby authorized at any time and from time-to-time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty. The Lender agrees promptly to notify the Guarantor after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

     SECTION 11. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full of the Obligations and all other amounts payable under this Guaranty, (b) be binding upon the Guarantor and its successors and assigns, and
(c) inure to the benefit of and be enforceable by the Lender and its successors, transfers and assigns. Without limiting the generality of the foregoing clause
(c), the Lender may assign or otherwise transfer any of the Obligations to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise.

     SECTION 12. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     SECTION 13. CONSENT TO JURISDICTION.

     (a) THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION TO THE LAYING OF VENUE OR ANY DEFENSE OF AN INCONVENIENT FORUM WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF SUCH ACTION OR PROCEEDING. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT ITS ADDRESS SPECIFIED ON THE FIRST PAGE OF THIS GUARANTY. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGEMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

     (b) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

     SECTION 14. JURY TRIAL WAIVER. THE GUARANTOR AND THE LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY COURT RELATING TO, IN CONNECTION WITH OR ARISING UNDER THIS GUARANTY OR THE LOAN AND SECURITY AGREEMENT.

     SECTION 15. Entire Agreement. This Guaranty represents the entire understanding and agreement between the Guarantor, on the one hand, and the Lender, on the other hand, with respect to the subject matter contained herein, and there are no other existing agreements or understandings, whether oral or written, between or among such parties as to such subject matter.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its duly authorized officer as of the date first above written.

                                        TDA INDUSTRIES, INC.

                                        By:/s/ Douglas P. Fields
                                        ------------------------
                                        Name:  Douglas P. Fields
                                        Title:  President

Accepted:

BARCLAYS BUSINESS CREDIT, INC.

By:/s/ Peter Provenzale
- ------------------------------
     Name:
     Title:  SVP